                                                                    Exhibit 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

In connection with the quarterly report of Tecumseh Products Company (the "Company") on Form 10-Q for the period ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Edwin L. Buker, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) the Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 14, 2007                BY: /s/ EDWIN L. BUKER
                                            ------------------------------------
                                            Edwin L. Buker
                                            President and
                                            Chief Executive Officer